Exhibit 10.1

CĪON / CAPITALA SENIOR LOAN FUND I, LLC

LIMITED LIABILITY COMPANY AGREEMENT

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS...	1

ARTICLE 2 GENERAL PROVISIONS...	6
Section 2.1 Formation of the Limited Liability Company...	6
Section 2.2 Company Name...	6
Section 2.3 Place of Business: Agent for Service of Process...	6
Section 2.4 Principal Purpose and Powers of the Company...	6
Section 2.5 Fiscal Year...	7
Section 2.6 Liability of Members...	7
Section 2.7 Member List...	8
Section 2.8 Origination Fees...	8

ARTICLE 3 COMPANY CAPITAL AND INTERESTS...	8
Section 3.1 Capital Commitments; Capital Contributions...	8
Section 3.2 Temporary Advances...	9
Section 3.3 Defaulting Members...	9
Section 3.4 Interest or Withdrawals...	10
Section 3.5 Admission of Additional Members...	10
Section 3.6 Alternative Investment Vehicle...	10

ARTICLE 4 ALLOCATIONS...	11
Section 4.1 Capital Accounts...	11
Section 4.2 General Allocations...	11
Section 4.3 Changes of Interests...	11
Section 4.4 Income Taxes and Tax Capital Accounts...	12

ARTICLE 5 DISTRIBUTIONS...	12
Section 5.1 General...	12
Section 5.2 Tax Distributions...	13
Section 5.3 Withholding...	13
Section 5.4 Reserves; Certain Limitations; Distributions in Kind...	13

ARTICLE 6 MANAGEMENT OF COMPANY...	15
Section 6.1 Management Generally...	15
Section 6.2 Board...	15
Section 6.3 Meetings of the Board...	15
Section 6.4 Quorum; Acts of the Board...	15
Section 6.5 Electronic Communications...	16
Section 6.6 Committees of Board Members...	16
Section 6.7 Compensation of Board Members; Expenses...	16
Section 6.8 Removal of Board Members...	16
Section 6.9 Board as Agent...	17
Section 6.10 Officers...	17
Section 6.11 Officers as Agents...	17
Section 6.12 Duties of Board, Board Members and Officers...	17
Section 6.13 Reliance by Third Parties...	17

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Section 6.14 Members' Outside Transactions; Investment Opportunities; Time and Attention...............................................................................................................................................	17
Section 6.15 Indemnification...	18
Section 6.16 Tax Matters Member...	20

ARTICLE 7 TRANSFERS OF COMPANY INTERESTS; WITHDRAWALS...	20
Section 7.1 Transfers by Members...	20
Section 7.2 Withdrawals by Members...	22

ARTICLE 8 TERM, DISSOLUTION AND LIQUIDATION OF COMPANY.......................................................................................................................................................................................................	23
Section 8.1 Term...	23
Section 8.2 Dissolution...	23
Section 8.3 Wind-Up...	24

ARTICLE 9 ACCOUNTING, REPORTING AND VALUATION PROVISIONS.....................................................................................................................................................................................................	25
Section 9.1 Books and Accounts...	25
Section 9.2 Financial Reports; Tax Return...	26
Section 9.3 Tax Elections...	27
Section 9.4 Confidentiality...	27
Section 9.5 Valuation...	28

ARTICLE 10 MISCELLANEOUS PROVISIONS...	29
Section 10.1 Power of Attorney...	29
Section 10.2 Determination of Disputes...	30
Section 10.3 Certificate of Formation; Other Documents...	30
Section 10.4 Force Majeure...	30
Section 10.5 Applicable Law...	30
Section 10.6 Waivers...	30
Section 10.7 Notices...	31
Section 10.8 Construction...	31
Section 10.9 Amendments...	32
Section 10.10 Legal Counsel...	32
Section 10.11 Execution...	32
Section 10.12 Binding Effect...	32
Section 10.13 Severability...	32
Section 10.14 Computation of Time...	33
Section 10.15 Entire Agreement...	33

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CĪON / CAPITALA SENIOR LOAN FUND I, LLC

LIMITED LIABILITY COMPANY AGREEMENT

This Limited Liability Company Agreement, dated as of June 24, 2015, is entered into by and between CĪON Investment Corporation and Capitala Finance Corp., as the members hereunder (each, a “Member” and collectively, the “Members”).

WHEREAS, the Members desire to form a limited liability company under the Act (as defined below) managed by a Board (as defined below) for the purposes and pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual agreements set forth below, and intending to be legally bound, the Members hereby agree as follows:

ARTICLE 1
DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

“Act”: the Delaware Limited Liability Company Act, as from time to time in effect.

“Administrative Agent”: CĪON Investment Corporation or an Affiliate thereof retained by the Company with Board Approval to perform administrative, transactional and loan services for the Company.

“Administrative Services Agreement”: the Administrative Services Agreement between the Company and the Administrative Agent, as amended from time to time with Board Approval.

“Affiliate”: with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote more than 25% of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement”: this Limited Liability Company Agreement, as it may from time to time be amended.

“Alternative Investment Vehicle” shall have the meaning set forth in Section 3.6.

“Average Weighted Market Value Test”: a calculation on each Business Day of the ratio of (i) the aggregate mark-to-market values of the Investments (as determined by the TRS Counterparty pursuant to the TRS) to (ii) the aggregate cost of acquiring such Investments, which is deemed to have failed if such ratio is less than 92%.

“Board”: the Board of Managers of the Company.

“Board Approval”: as to any matter requiring Board approval hereunder, the approval or subsequent ratification by the Board in the manner provided in Section 6.4.

“Board Member”: each Person elected, designated or appointed to serve as a member of the Board in accordance with this Agreement.

“Business Day” shall have the meaning set forth in Section 10.14.

“Capital Account”: as to each Member, the capital account maintained on the books of the Company for such Member in accordance with Section 4.1.

“Capital Commitment”: as to each Member, the total amount set forth on the Member List, which is contributed and/or agreed to be contributed to the Company by such Member as a Capital Contribution.

“Capital Contribution”: as to each Member, the amount equal to the sum of (i) the aggregate amount of cash actually contributed to the equity capital of the Company by such Member and (ii) the value, as specifically approved by Prior Board Approval, of the Senior Secured Loans, other Investments and other assets actually contributed to the equity capital of the Company by such Member, in each case as set forth on the Member List.  The Capital Contribution of a Member that is an assignee of all or a portion of an equity interest in the Company shall include the Capital Contribution of the assignor (or a pro rata portion thereof in the case of an assignment of less than the entire interest of the assignor).

“Capitala”: Capitala Finance Corp., a Maryland corporation, or any Person substituted for Capitala as a Member in accordance with the terms of this Agreement.

“Capitala Allocation Requirements” shall have the meaning set forth in Section 6.14(c).

“Certificate of Formation”: the certificate of formation for the Company filed under the Act, as from time to time amended.

“CĪON”: CĪON Investment Corporation, a Maryland corporation, or any Person substituted for CĪON Investment Corporation as a Member pursuant to the terms of this Agreement.

“CĪON Allocation Requirements” shall have the meaning set forth in Section 6.14(b).

“Code”: the Internal Revenue Code of 1986, as from time to time amended.

“Company”: the limited liability company created and existing pursuant to the Certificate of Formation and this Agreement.

“Company Counsel” shall have the meaning set forth in Section 10.10.

“Default Date” shall have the meaning set forth in Section 3.3(a).

“Defaulting Member” shall have the meaning set forth in Section 3.3(a).

“ERISA”: the Employee Retirement Income Security Act of 1974, as from time to time amended.

“ERISA Plan”: a Person that is an “employee benefit plan” within shall have the meaning of, and subject to the provisions of, ERISA.

“Expenses”: all fees, costs and expenses, of whatever nature, directly or indirectly borne by the Company, including, without limitation, those borne under the Administrative Services Agreement, any sub-administrative services agreement or borne with respect to any Subsidiary or Alternative Investment Vehicle but excluding for the avoidance of doubt any indemnities borne by the Company.

“Facility” shall have the meaning set forth in Section 2.4(b)(v).

“GAAP”: United States generally accepted accounting principles.

“GAAP Profit or GAAP Loss”: as to any transaction or fiscal period, the net income or loss of the Company under GAAP.

“Harm” shall have the meaning set forth in Section 6.15(a).

“Indemnified Person” shall have the meaning set forth in Section 6.15(a).

“Initial Capital Contribution”: the Capital Contribution made by each Member in connection with the formation of the Company (such Capital Contributions and the related value deemed approved by the Board) as detailed in Schedule B.

“Investment”: an investment of any type held, directly or indirectly, by the Company from time to time.  By way of example, and without limitation, Investments may include loans, notes and other debt instruments, total return swaps and other derivative instruments, participation interests, warrants, equity securities including common stock, preferred stock and structured equity products, portfolios of any of the foregoing and derivative instruments related to any of the foregoing.

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as from time to time amended.

“Investment Company Act” shall mean the Investment Company Act of 1940, as from time to time amended.

“Investor Laws” shall have the meaning set forth in Section 7.2(ii).

“LIBOR Rate”: the one-month London InterBank Offered Rate, which for purposes hereof shall be deemed to equal for each day of a calendar quarter such rate as of the first day of such quarter.

“Member”: each Person identified as a Member in the first sentence hereof, and any Person that is or becomes a Member of the Company.

“Member List” shall have the meaning set forth in Section2.7.

“Member Loan” shall have the meaning set forth in Section 3.1(c).

“Minimum Reserve Test”: commencing with the first full calendar month following the date that is one-hundred-twenty (120) days from the date of this Agreement, a calculation on the last Business Day of each calendar month equal to the sum of (A)(i) the products of (a) the coupon for each Investment during such calendar month and (b) the outstanding principal amount of such Investment, less (ii) amounts payable during such calendar month pursuant to Section 5.1(a)(i) through Section 5.1(a)(iv), divided by (B) the average Capital Contribution of all Members during each calendar month.  The Minimum Reserve Test is deemed to have failed if such amount is less than 8% for two (2) consecutive calendar months.

“Organization Costs”: all out-of-pocket costs and expenses reasonably incurred directly by the Company or indirectly for the Company by a Member or its Affiliates in connection with the formation, capitalization and financing of the Company, the initial offering of Company interests to CĪON and Capitala, and the preparation by the Company to commence its business operations, including, without limitation, reasonable and documented (i) fees and disbursements of legal counsel to the Company or its Affiliates and to CĪON and Capitala, (ii) accountant fees and other fees for professional services, (iii) travel costs and other out-of-pocket expenses, and (iv) costs incurred in connection with the establishment of a TRS or Facility.

“Person”: shall include an individual, corporation, partnership, association, joint venture, company, limited liability company, trust, governmental authority or other entity.

“Portfolio Company”: with respect to any Investment, any Person that is the issuer of any equity securities, equity-related securities or obligations, debt instruments or debt-related securities or obligations (including senior debt instruments, including investments in senior loans, senior debt securities and any notes or other evidences of indebtedness, preferred equity, warrants, options, subordinated debt, mezzanine securities or similar securities or instruments) that are the subject of such Investment.  Portfolio Companies do not include Subsidiaries.

“Prior Board Approval”: as to any matter requiring prior Board Approval hereunder, the prior approval of the Board in the manner provided in Section 6.4.

“Proceeding” shall have the meaning set forth in Section 6.15(a).

“Profit or Loss”: as to any transaction or fiscal period, the GAAP Profit (“Profit”) or GAAP Loss (“Loss”) with respect to such transaction or period, with such adjustments thereto as may be required by this Agreement; provided, that in the event that the Value of any Company asset is adjusted under Section 9.5, the amount of such adjustment shall in all events be taken into account in the same manner as gain or loss from the disposition of such asset for purposes of computing Profit or Loss, and the gain or loss from any disposition of such asset shall be calculated by reference to such adjusted Value; and provided further, that GAAP Profit or GAAP Loss may be adjusted with Board Approval.

“Proportionate Share”: as to any Member, the percentage that its Capital Contribution represents of all Capital Contributions.

“Required Margin Reserve Amount” shall have the meaning set forth in Section 3.1(d)

“Required Payments”: the principal balance due under any Facility or the full repayment amount to terminate and settle a TRS.

“Reserved Amount”: shall have the meaning set forth in Section 5.4(a).

“Revolving Credit Loan”: any revolving credit facility or similar credit facility provided by the Company or any Subsidiary, directly or indirectly, to a borrower or acquired from another Person; provided, that in the case of any such credit facility provided or acquired indirectly through another entity which is not wholly owned by the Company, the Revolving Credit Loan shall be the Company’s proportionate share thereof.

“SEC”: the U.S. Securities and Exchange Commission.

“Senior Secured Loans”: senior secured loans that are secured by a first lien or a second lien on some or all of the obligor’s assets, including, without limitation, traditional senior secured loans and any related Revolving Credit Loan or delayed draw loan.

“Subsidiary”: any special purpose financing vehicle directly or indirectly owned, in whole or in part, by the Company; provided, that a Subsidiary shall not include any Alternative Investment Vehicle.

“Tax Liability”: as to any Member and any fiscal period, the amount of Profit (and each item thereof) allocated to such Member for U.S. federal income tax purposes in the Company income tax return filed or to be filed by the Company with respect to such period, multiplied by the highest combined marginal U.S. federal, state and local income tax rates for individuals in New York, New York on each type of taxable income and gain included in such Profit, taking into account (i) the non-deductibility of any item for state or local income tax purposes that is deductible for federal income tax purposes, (ii) the deductibility for federal income tax purposes of state or local income taxes, and (iii) the deductibility of any item for state income tax purposes that is not deductible for federal income tax purposes.  The Tax Liability for any fiscal period in which such Member was allocated net loss for federal income tax purposes shall be deemed to equal zero.

“Tax Matters Member”: shall have the meaning set forth in Section 6.16.

“Temporary Advance”: shall have the meaning set forth in Section 3.2.

“Temporary Advance Rate”: with respect to any period, the rate equal to (i) twenty-five percent (25%) per annum, multiplied by (ii) a fraction, the numerator of which is the number of days in such period and the denominator of which is 365.

“Treasury Regulations”: all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

“TRS”: a total return swap with a TRS Counterparty, or any similar instrument, entered into by the Company, directly or indirectly, with Prior Board Approval.

“TRS Counterparty”: the Company’s counterparty with respect to a TRS.

“Valid Company Purposes”: shall include, directly or indirectly: (i) entering into, and complying with its obligations under, a TRS and making other Investments or acquiring assets, (ii) making Investments which the Company was committed to make in whole or in part (as evidenced by a commitment letter, term sheet or letter of intent, or definitive legal documents under which less than all advances have been made) and satisfying funding or other obligations with respect to all Investments including any ongoing funding obligations relating to all Revolving Credit Loans that are revolving loans and delayed draw term loans, (iii) funding Reserved Amounts, (iv) making protective investments (including making protective advances and/or exchanges), which may require capital commitments and ongoing obligations of the Company, any Alternative Investment Vehicle or any Subsidiary, (v) satisfy collateral requirements or margin calls for any TRS or making capital contributions to avoid or cure any borrowing base deficiency, default, event of default, potential termination event or termination event relating to any TRS or other indebtedness incurred by the Company or a Subsidiary and repaying such indebtedness, (vi) repaying Temporary Advances and paying Expenses, Organization Costs, indemnification amounts payable under this Agreement, and such other costs and expenses as set forth herein, (vii) any action taken in furtherance of the foregoing, including, without limitation, any state or federal regulatory or public filings of certificates, documents or other instruments, or (viii) any matter, or any decision or action relating to such matter, requiring Prior Board Approval or Board Approval.

“Value”: as of the date of computation with respect to some or all of the assets of the Company or any assets acquired by or contributed to the Company, the value of such assets determined by the Board.

ARTICLE 2
GENERAL PROVISIONS

Section 2.1 Formation of the Limited Liability Company.  The Company was formed under and pursuant to the Act upon the filing of the Certificate of Formation in the office of the Secretary of State of the State of Delaware, and the Members hereby agree to continue the Company under and pursuant to the Act.  The Members agree that the rights, duties and liabilities of the Members shall be as provided in the Act, except as otherwise provided herein.  Each Person being admitted as a Member as of the date hereof shall be admitted as a Member at the time such Person has executed this Agreement or a counterpart of this Agreement.

Section 2.2 Company Name.  The name of the Company shall be “CĪON / Capitala Senior Loan Fund I, LLC” or such other name as approved by Board Approval.

Section 2.3 Place of Business; Agent for Service of Process.

(a) The registered office of the Company in the State of Delaware shall be c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, or such other place as the Board may designate.  The principal business office of the Company shall be at 3 Park Avenue, 36th Floor, New York, New York 10016, or such other place as may be approved by Board Approval.  The Company may also maintain additional offices at such place or places as may be approved by Board Approval.

(b) The agent for service of process on the Company pursuant to the Act shall be Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, or such other Person as the Board may designate with Board Approval.

Section 2.4 Principal Purpose and Powers of the Company.

(a) The principal purpose of the Company is, directly or indirectly, to enter into a TRS and make other Investments in Senior Secured Loans that are made to U.S. middle-market companies or in broadly syndicated loans.

(b) In furtherance of such purpose, the Company, either directly or indirectly, shall have the following powers:

(i) to negotiate and enter into or terminate a TRS with a counterparty and take all such actions incidental to, or necessary, advisable or appropriate to, the carrying out of the foregoing;

(ii) to originate or otherwise acquire, finance and refinance Senior Secured Loans and to acquire and finance broadly syndicated loans;

(iii) to form, invest in or through, transfer, dispose of or otherwise deal in the interests of, and exercise all rights, powers, privileges and other incidents of ownership with respect to, Alternative Investment Vehicles or Subsidiaries (formed in the United States or otherwise), which hold one or more Investments, including, without limitation, Alternative Investment Vehicles or Subsidiaries that are wholly or partially controlled, managed or administered by the Company, by a Member, by the Administrative Agent or by any of their respective Affiliates, and Alternative Investment Vehicles or Subsidiaries that are partially owned by Persons other than the Company (including but not limited to Persons that may be controlled, managed or administered by a Member, the Administrative Agent or any of their Affiliates), and Alternative Investment Vehicles formed for the purpose of making and administering Investments and allocating related Profit or Loss;

(iv) to originate, purchase or otherwise acquire, transfer, finance, refinance, dispose of or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, Investments without regard to whether such Investments are publicly traded, readily marketable or restricted as to transfer;

(v) to incur indebtedness for borrowed money (which may be on a joint and several basis with Alternative Investment Vehicles), and to pledge, hypothecate, mortgage, collaterally assign, or otherwise grant security interests or liens on any assets owned directly or indirectly by the Company in connection therewith (any credit facility secured by any such assets, a “Facility”);

(vi) to guarantee, or otherwise become liable for, the obligations of other Persons, including, without limitation, Portfolio Companies, Alternative Investment Vehicles and Subsidiaries;

(vii) to engage personnel and do such other acts and things as may be necessary or advisable in connection therewith;

(viii) to engage and compensate attorneys, accountants, administrative agents, investment advisors, technical advisors, consultants, custodians, contractors and agents;

(ix) to pay and incur other expenses and obligations incident to the operation of the Company and/or Subsidiaries and to make capital contributions to Subsidiaries;

(x) to establish, maintain and close bank accounts and draw checks or other orders for the payment of money;

(xi) to establish, maintain and close accounts with brokers;

(xii) to enter into, make and perform all such contracts, agreements and other undertakings, and to take any and all actions and engage in any and all activities, as may be incidental to, or necessary, advisable or appropriate to, the carrying out of the foregoing; and

(xiii) to take any other action permitted to be taken by a limited liability company under the Act.

Section 2.5 Fiscal Year.  The fiscal year of the Company shall be the same fiscal year as CĪON, which, on the date hereof, ends on December 31 of each year.

Section 2.6 Liability of Members.  Except as expressly provided in this Agreement, a Member shall have such liability for the repayment, satisfaction and discharge of the debts, liabilities and obligations of the Company only as is provided by the Act.  A Member that receives a distribution made in violation of the Act shall be liable to the Company for the amount of such distribution to the extent, and only to the extent, required by the Act.  The Members shall not otherwise be liable for the repayment, satisfaction or discharge of the Company’s debts, liabilities and obligations, except that each Member shall be required to make Capital Contributions in an amount up to their respective Capital Commitments in accordance with the terms of this Agreement and shall be required to repay any distributions which are not made in accordance with this Agreement.

Section 2.7 Member List.  The Administrative Agent shall cause to be maintained in the principal office of the Company a list (the “Member List”) setting forth, with respect to each Member, such Member’s name, address, Capital Commitment, Capital Contributions and such other information as the Administrative Agent may deem necessary or desirable or as required by the Act.  The Administrative Agent shall from time to time update the Member List as necessary to reflect accurately the information therein.  Any reference in this Agreement to the Member List shall be deemed to be a reference to the Member List as in effect from time to time.  No action of the Members shall be required to supplement or amend the Member List.  Revisions to the Member List made by the Administrative Agent as a result of changes to the information set forth therein made in accordance with this Agreement shall not constitute an amendment of this Agreement.

Section 2.8 Origination Fees.  All origination fees and/or original issue discount with respect to any Investment (i) originated by the Company or by a Member or its Affiliates on behalf of the Company or (ii) originated or acquired by a Member or its Affiliates that are transferred to the Company following the transfer of the initial portfolio of Investments, if any, in either case net of any fees or third-party expenses directly attributable to the origination of such Investment, shall accrue to the benefit of the Company unless approved by Prior Board Approval.  Each Member agrees to contribute to the Company any such origination fees earned by such Member.

ARTICLE 3
COMPANY CAPITAL AND INTERESTS

Section 3.1 Capital Commitments; Capital Contributions.

(a) Each Member’s Capital Commitment shall be set forth on Schedule C and on the Member List.  Each Member Capital Contribution shall be made from time to time within three (3) Business Days after notice from the Administrative Agent (or any other Person with the power and authority to call the Capital Commitments) specifying the amount then to be paid, or such later date as specified in such notice; provided, that any such amount to be used for a purpose requiring Prior Board Approval or Board Approval shall be subject to such Prior Board Approval or Board Approval, as applicable.  Each Capital Contribution shall be payable in cash in U.S. dollars or, with Board Approval, in in-kind contributions of Investments or other assets at a value approved by the Board.  Capital Contributions shall be made by all Members pro rata based on their respective Capital Commitments.

(b) Capital Contributions made in cash which are not used for their intended purpose, other than any Required Margin Reserve Amounts, shall be returned to the Members within ninety (90) days in the same proportion in which made, in which case such amounts shall be added back to the unfunded Capital Commitments of the Members and may be recalled by the Company as set forth in this Article 3; provided, however, that no such amount shall be paid to a Member that is, or has been, a Defaulting Member at any time during such ninety (90) day period.  Capital Contributions which have been returned to Members also may be recalled to the extent provided by Section 5.4(a).

(c) With Prior Board Approval and on such terms as may be agreed among the Members from time to time, a Member, in lieu of making a Capital Contribution to the Company in accordance with Section 3.1(a), may make a loan to the Company with a principal amount equal to the amount of such Capital Contribution (such loan, a “Member Loan”). Such Member Loan shall be subordinate to any TRS or Facility and, if necessary, shall be approved by each TRS counterparty and Facility lender, as applicable. Such Member’s Capital Commitment generally shall be reduced by the principal amount of such Member Loan. The Company and such Member shall execute appropriate agreements documenting each Member Loan.

(d) In accordance with Section 3.1, upon notice from the Administrative Agent, each Member shall be required to contribute to the Company, on a pro rata basis, an amount in cash, as set forth in such notice, equal to the minimum initial margin required under the terms of any TRS in respect of each reference obligation added thereto, plus, as further set forth in such notice from the Administrative Agent, an additional amount in cash equal to 5% of the notional amount of each such reference obligation (such additional amount, the “Required Margin Reserve Amount”). The Company shall hold the Required Margin Reserve Amount in one or more of its custodial accounts as a reserve against margin calls under a TRS or to otherwise fund or replenish a collateral account related thereto.  To the extent that the Company uses any portion of such reserve to meet margin calls or similar collateral transfers under a TRS, the Administrative Agent shall automatically notify each Member to make such additional Capital Contributions, in accordance with Section 3.1, in such amounts as necessary so that the balance of such reserve account, with respect to each such Member, equals the Required Margin Reserve Amount.  To the extent that the Company receives any excess margin or similar amounts of collateral returned under a TRS, such amounts shall be distributed to the Members pursuant to Section 5.1(a).  Such amounts shall be added back to the unfunded Capital Commitments of the Members and may be recalled by the Company as set forth in this Article 3 and to the extent provided by Section 5.4(a).

(e) The Members shall under no circumstance be obligated to make Capital Contributions to the Company in excess of their respective Capital Commitments.

Section 3.2 Temporary Advances.  Subject to Prior Board Approval, one or more Members or their Affiliates, in its discretion, may make loans (each, a “Temporary Advance”) to temporarily fund obligations for Valid Company Purposes until Capital Contributions are made by the Members as set forth in Section 3.1.  Such Temporary Advances plus interest at the Temporary Advance Rate shall be returned from any Capital Contributions by the non-advancing Members under Section 3.1, with any unreturned Temporary Advances plus interest at the Temporary Advance Rate paid as set forth in Section 5.1.

Section 3.3 Defaulting Members.

(a) Upon the failure of any Member (a “Defaulting Member”) to pay in full any portion of such Member’s Capital Commitment within three (3) Business Days following notice from the Administrative Agent (the calendar day immediately following such three (3) Business Day grace period being the “Default Date”) in accordance with Sections 3.1(a) and (d), each Member, in its sole discretion, shall have the right, without notice to the Defaulting Member, to pursue one or more of the following remedies on behalf of the Company:

(i) collect such unpaid portion (and all attorneys’ fees and other costs incident thereto) by exercising and/or pursuing any legal remedy the Company may have;

(ii) contribute such unpaid portion to the Company, which amount shall be deemed a Temporary Advance and returned to the non-defaulting Member pursuant to Section 3.2 hereof; and

(iii) dissolve and wind-up the Company in accordance with Article 8 as long as such action is not prohibited by Section 8.2(b).

Except as set forth below, the non-defaulting Member’s election to pursue any one of such remedies shall not be deemed to preclude such Member from pursuing any other such remedy, or any other available remedy, simultaneously or subsequently.

(b) Notwithstanding any provision of this Agreement to the contrary,

(i) a Defaulting Member shall remain fully liable to the creditors of the Company to the extent provided by law as if such default had not occurred; and

(ii) the Company shall not make new Investments after the Default Date until the default is cured except as permitted pursuant to clauses (ii) through (viii) of Valid Company Purposes.

(c) If any Member fails to pay in full any portion of such Member’s Capital Commitment when due in connection with a margin payment or other obligation pursuant to the terms of a TRS, one or more of each Member may, in its sole discretion, fund any  subsequent call for Capital Contributions made in accordance with Section 3.1 in connection with such margin call or other obligation required under the terms of a TRS to make up for such shortfall (regardless of the last sentence of Section 3.1(a)).

Section 3.4 Interest or Withdrawals.  Except for the payment of interest in connection with a Temporary Advance as provided in Section 3.2, no Member shall be entitled to receive any interest on any Capital Contribution to the Company.  Except as otherwise specifically provided herein, no Member shall be entitled to withdraw any part of its Capital Contributions or Capital Account balance.

Section 3.5 Admission of Additional Members.

(a) The Members may, with Prior Board Approval, (i) admit additional Members upon terms approved by Board Approval, or (ii) permit existing Members to subscribe for additional interests in the Company; provided, however, that CĪON shall at all times   retain a Proportionate Share of at least 50%; and provided, further, that the admission of substituted Members shall be governed by Section 7.1.

(b) Each additional Member shall execute and deliver a written instrument satisfactory to the existing Members and the Board whereby such Member becomes a party to this Agreement, as well as any other documents required by the existing Members.  Each such additional Member shall thereafter be entitled to all the rights and subject to all the obligations of Members as set forth herein.  Upon the admission of or the increase in the interest of any Member as herein provided, the Administrative Agent is hereby authorized to update the Member List, as required, to reflect such admission or increase.

Section 3.6 Alternative Investment Vehicle.  Based on legal, tax, regulatory and other similar structuring considerations, in connection with particular Investments, the Company may, with Board Approval, create one or more partnerships, corporations or other entities (“Alternative Investment Vehicles”) for purposes of making, holding and disposing of one or more Investments.  One or more of the Members shall be required to provide capital directly to each such Alternative Investment Vehicle to the same extent, for the same purposes and on the same terms and conditions as the Members are required to provide capital to the Company and such capital shall reduce the unfunded Capital Commitment to the same extent as if made to the Company.  The terms of any Alternative Investment Vehicle, including, without limitation, the terms with respect to management and control of the Alternative Investment Vehicle, shall be substantially similar in all material respects to those of the Company; provided, that, such terms may vary based on the structure of the relevant transaction, legal, tax and regulatory considerations.  Any such Alternative Investment Vehicle will be structured in a manner whereby the Members participating in such Alternative Investment Vehicle shall bear the incremental costs of the alternative arrangement (including, without limitation, taxes).  The governing documents of any Alternative Investment Vehicle shall provide for the limited liability of the Members to the same extent in all material respects as is provided to the Members under this Agreement.  If a Member fails to provide all or a portion of its required capital to an Alternative Investment Vehicle on the applicable drawdown date (unless such Member is excused from providing such capital by the governing documents of such Alternative Investment Vehicle), the other Member shall be entitled to pursue any and all remedies set forth in Section 3.3. in addition to any applicable provisions of the governing documents of the Alternative Investment Vehicle.

ARTICLE 4
ALLOCATIONS

Section 4.1 Capital Accounts.

(a) An individual capital account (a “Capital Account”) shall be maintained for each Member consisting of such Member’s Capital Contributions, increased or decreased by Profit or Loss allocated to such Member, decreased by the cash or Value of property distributed to such Member (giving net effect to any liabilities the property is subject to, or which the Member assumes), and otherwise maintained consistent with this Agreement.  In the event that the Administrative Agent determines that it is prudent to modify the manner in which Capital Accounts, including all debits and credits thereto, are computed in order to be maintained consistent with this Agreement, the Administrative Agent is authorized to make such modifications to the extent that they do not result in a material adverse effect to any Member.  Capital Accounts shall be maintained in a manner consistent with applicable Treasury Regulations.

(b) Profit or Loss shall be allocated among Members as of the end of each month of the Company; provided, that Profit or Loss shall also be allocated at the end of (i) each period terminating on the date of any withdrawal by any Member, (ii) each period terminating immediately before the date of any admission or increase in Capital Commitment of any Member, (iii) each period terminating immediately before the date of any change in the relative Capital Account balances of the Members, (iv) the liquidation of the Company, or (v) any period which is determined by Board Approval to be appropriate.  Organization Costs may be amortized over four (4) years or such other period deemed appropriate by Board Approval.

Section 4.2 General Allocations.  Profit or Loss shall be allocated among the Members as provided by this Section 4.2.  Loss (after taking into account any interest expense incurred on Temporary Advances and repayment of the amount advanced with respect thereto) shall be allocated among the Members pro rata in accordance with their Capital Account balances.  Profit shall be allocated among the Members (i) first, pro rata until the cumulative amount of Profit allocated to a Member equals the cumulative amount of Loss previously allocated to such Member and thereafter (ii) pro rata in accordance with the Members’ Capital Account balances.

Section 4.3 Changes of Interests.  For purposes of allocating Profit or Loss for any fiscal year or other fiscal period between any permitted transferor and transferee of a Company interest, or between any Members whose relative Company interests have changed during such period, or to any withdrawing Member that is no longer a Member in the Company, the Company shall allocate according to any method allowed by the Code and selected by the Members.  Distributions with respect to an interest in the Company shall be payable to the owner of such interest on the date of distribution subject to the provisions of this Agreement.  For purposes of determining the Profit or Loss allocable to or the distributions payable to a permitted transferee of an interest in the Company or to a Member whose interest has otherwise increased or decreased, Profit or Loss allocations and distributions made to predecessor owners with respect to such transferred interest or increase of interest shall be deemed allocated and made to the permitted transferee or other holder.

Section 4.4 Income Taxes and Tax Capital Accounts.

(a) The Company shall be treated as a partnership for U.S. federal income tax purposes.

(b) Each item of income, gain, loss, deduction or credit shall be allocated in the same manner as such item is allocated pursuant to Section 4.2.

(c) In the event of any variation between the adjusted tax basis and value of any Company property reflected in the Members’ capital accounts maintained for federal income tax purposes, such variation shall be taken into account in allocating taxable income or loss for income tax purposes in accordance with, and to the extent consistent with, the principles under Section 704(c) of the Code and applicable Treasury Regulations.

ARTICLE 5
DISTRIBUTIONS

Section 5.1 General.

(a) Amounts received by the Company with respect to interest, distributions, payment of principal, return of capital or other payments from its Investments shall be used by the Company in the following order of priority:

(i) First, to pay any and all taxes of whatever nature owed directly or indirectly by the Company;

(ii) Second, to pay Expenses other than Expenses related to a TRS or Facility and any indemnification amounts;

(iii) Third, to the extent required under a TRS or Facility, to pay any Expenses related to such TRS or Facility, including any commitment fees and accrued interest with respect to such TRS or Facility;

(iv) Fourth, to pay any Required Payments of a TRS or Facility;

(v) Fifth, to pay all other amounts due and payable pursuant to a TRS or Facility;

(vi) Sixth, to pay any interest accrued on outstanding Temporary Advances;

(vii) Seventh, to pay any outstanding Temporary Advances;

(viii) Eighth, to pay any interest accrued on outstanding Member Loans;

(ix) Ninth, to pay any outstanding Member Loans to the extent required;

(x) Tenth, to distribute to Members any excess margin or other similar amounts of collateral returned under a TRS;

(xi) Eleventh, to distribute any amounts to the Members in accordance with Section 5.1(b);

(xii) Twelfth, upon the dissolution of the Company pursuant to Section 8.2, the payment of all amounts due and deposit of all reasonable reserves required pursuant to Section 8.3; and

(xiii) Thirteenth, with Prior Board Approval, to the Members as distributions in respect of their interests in the Company in proportion to their respective Capital Account balances.

(b) To the extent of available cash and cash equivalents following the payment of clauses (i) through (ix) of Section 5.1(a), the Company shall make distributions quarterly in an amount equal to the investment company taxable income and net capital gains (each as computed under Sub-chapter M of the Code) earned in the preceding quarter, shared among the Members as set forth in clauses (xi) through (xii) of Section 5.1(a); provided, that the amount of any such distribution may be reduced as provided by Section 5.3 and Section 5.4, including, without limitation, for the purpose of reinvesting proceeds received from Investments as set forth in Section 5.4.  Available cash and cash equivalents shall exclude Reserved Amounts and amounts that are likely to be used for Valid Company Purposes in the future.

Section 5.2 Tax Distributions.  Prior to the dissolution and winding-up of the Company, if and to the extent that the Tax Liability of any Member with respect to any fiscal year, but for this Section 5.2, would have exceeded the distributions otherwise made to such Member under Section 5.1 with respect to such fiscal year, then the Members, with Prior Board Approval, may cause the Company to distribute to all Members, in proportion to their respective Capital Accounts, an amount sufficient so that, together with distributions under Section 5.1 with respect to such fiscal year, each Member has received distributions with respect to such fiscal year no less than the largest Tax Liability of a Member with respect to such fiscal year.  For the avoidance of doubt, if distributed, each Member shall receive its proportionate amount of a distribution regardless of whether or not the Member is subject to tax.

Section 5.3 Withholding.  The Company may withhold from any distribution to any Member any amount which the Company has paid or is obligated to pay in respect of any withholding or other tax, including without limitation, any interest, penalties or additions with respect thereto, imposed on any interest or income of or distributions to such Member, and such withheld amount shall be considered an interest payment or a distribution, as the case may be, to such Member for purposes hereof.  If no payment is then being made to such Member in an amount sufficient to pay the Company’s withholding obligation, any amount which the Company is obligated to pay shall be deemed an interest-free advance from the Company to such Member, payable by such Member by withholding from subsequent distributions or within ten (10) days after receiving written request for payment from the Company or Administrative Agent.

Section 5.4 Reserves; Certain Limitations; Distributions in Kind.  Notwithstanding the foregoing provisions:

(a) The Company may withhold from any distribution a reasonable reserve which the Members, with Prior Board Approval, determine to be appropriate for working capital of the Company or to discharge costs, Expenses, indemnification amounts payable under this Agreement, and liabilities of the Company (whether or not accrued or contingent), or otherwise to be in the best interests of the Company for any Valid Company Purpose (such reasonable reserve being referred to herein as the “Reserved Amount”).  Any part or all of such Reserved Amount that is released from reserve with Prior Board Approval (other than to make payments on account of a purpose for which the reserve was established) shall be distributed to the Members in accordance with Section 5.1 through Section 5.3.  Without limitation to the foregoing, amounts may be retained and used, or reserved to be used, to make any Investment that is reasonably expected at the time the amount is retained.  Alternatively, the Members, with Prior Board Approval, may cause the Company to distribute, in accordance with Section 5.1 through Section 5.3, any amount that could be retained for re-investment as set forth above.  To the extent such distributed amount to a Member represents a distribution other than from cumulative undistributed Profit, net of cumulative Loss, allocated to such Member, such amount shall be added to the unfunded Capital Commitment of such Member and may be recalled by the Company under Article 3.

(b) Amounts received by the Company with respect to the payment of principal, return of capital or other payments from Investments may be retained and used, or reserved to be used, to make any Investment at the discretion of the Board.  Alternatively, the Members, with Prior Board Approval, may cause the Company to distribute, in accordance with Section 5.1 through Section 5.3, any amount that could be retained as set forth in the preceding sentence and the amount of such distribution that represents a distribution other than from cumulative undistributed Profit, net of cumulative Loss, allocated to such Member, shall be added to the unfunded Capital Commitment of such Member and may be recalled by the Company under Article 3.

(c) In no event shall the Company be required to make a distribution to the extent that it would (i) render the Company insolvent or (ii) violate Section 18-607(a) of the Act.

(d) No part of any distribution shall be paid to any Member from which there is due and owing to the Company, at the time of such distribution, any amount required to be paid to the Company pursuant to Article 3.  Any such withheld distribution shall (i) be paid to such Member, without interest, when all past due installments of such Member’s Capital Commitment have been paid in full by such Member or (ii) be applied against the past due amounts until such Member’s Capital Commitment has been paid in full.

(e) The Company shall not distribute Investments in kind (excluding cash and cash equivalents) other than with Prior Board Approval.  Distributions of loans, securities and of other non-cash assets of the Company other than upon the dissolution and liquidation of the Company shall only be made pro rata to all Members (in proportion to their respective shares of the total distribution) with respect to each loan security or other such asset distributed.  Securities listed on a national securities exchange that are not restricted as to transferability and unlisted securities for which an active trading market exists and that are not restricted as to transferability shall be valued in the manner contemplated by Section 9.5 as of the close of business on the day preceding the distribution, and all other loans, securities and other non-cash assets shall be valued as determined in the last valuation made pursuant to Section 9.5.

(f) Subject to Prior Board Approval, a Member may elect to waive all or any portion of a distribution otherwise payable to such Member at which time the waived amount of the distribution shall be treated as a Capital Contribution by such Member and shall decrease such Member’s unfunded Capital Commitment by the same amount.

ARTICLE 6
MANAGEMENT OF COMPANY

Section 6.1 Management Generally.

(a) The management of the Company and its affairs shall be vested in the Board, which shall act as the “manager” of the Company for the purposes of the Act.  Unless otherwise provided herein, all consents, approvals, votes, waivers or other decisions to be made by the Members hereunder and under the Administrative Services Agreement shall require Board Approval.  Matters requiring Prior Board Approval or Board Approval are set forth herein and in Schedule A hereto, which is incorporated by reference herein.

(b) The Company is entering into the Administrative Services Agreement with the Administrative Agent, pursuant to which certain functions are delegated to the Administrative Agent, which Administrative Agent may further delegate any such functions to a sub-administrator with Prior Board Approval.  The Administrative Services Agreement is hereby approved by Prior Board Approval; provided, that material amendments thereto shall be subject to further Prior Board Approval.

Section 6.2 Board.

(a) Subject to matters requiring Board Approval and Prior Board Approval, the business and affairs of the Company shall be managed by or under the direction of the Board.  The Members may determine at any time by mutual agreement the number of Board Members to constitute the Board and the authorized number of Board Members may be increased or decreased by the Members at any time by mutual agreement, upon notice to all Board Members.  The initial number of Board Members shall be four (4), and each Member shall have the right to elect, designate or appoint two (2) Board Members and their respective successors. At all times, the Board shall have equal representation between the Members. Each Board Member elected, designated or appointed by a Member shall hold office until a successor is elected and qualified or until such Board Member’s earlier death, resignation, expulsion or removal. The Board Members designated by each Member shall collectively have a single vote on all matters.  A Board Member need not be a Member.

(b) Subject to matters requiring Board Approval and Prior Board Approval, (i) the Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise and (ii) the Board has the authority to bind the Company.

        Section 6.3 Meetings of the Board.  The Board may hold meetings, both regular and special, within or outside the State of Delaware.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.  Special meetings of the Board may be called by a Board Member on not less than one (1) Business Day’s notice to each Board Member by telephone, facsimile, mail, electronic mail or any other means of electronic communication designated by the Board Member, and special meetings shall be called by a Board Member in like manner and with like notice upon the written request of any one or more of the Board Members.  A Board Member may waive notice to the Board Member of a meeting for which purpose a Board Member’s participation in a meeting shall be deemed to waive notice of the meeting if notice was not provided pursuant to this Section 6.3.

        Section 6.4 Quorum; Acts of the Board.  At all meetings of the Board, a quorum requires at least two (2) Board Members as long as one (1) Board Member is present that was elected, designated or appointed by each Member.  The act of a majority of the Board Members present at any meeting at which there is a quorum shall be the act of the Board; provided, however, that unanimous approval of all the Board Members present at any meeting at which there is a quorum shall be required to approve any item set forth in Section 1 of Schedule A hereto (as such schedule may be amended from time to time by the Board).  If a quorum shall not be present at any meeting of the Board, the Board Members present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto by unanimous written consent (including, without limitation, by e-mail), and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

        Section 6.5 Participation in Meetings by Electronic Communications.  Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference, video conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting.  If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

                                Section 6.6 Committees of Board Members.

(a) The Board may, by resolution passed by the whole Board, designate one or more committees, each committee to consist of one or more of the Board Members of the Company.  The Board may designate one or more Board Members as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(b) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(c) Any such committee, to the extent provided in the resolution of the Board, and subject to, in all cases, matters requiring Board Approval and Prior Board Approval, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

        Section 6.7 Compensation of Board Members; Expenses.  The Board shall have the authority to fix the compensation of Board Members, although initially it is not expected that the Board Members will receive any compensation.  The Board Members may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Board Member.  No such payment shall preclude any Board Member from serving the Company in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation and payment of expenses for attending committee meetings.

        Section 6.8 Removal of Board Members.  Unless otherwise restricted by law, any Board Member may be removed or expelled, with or without cause, at any time by the Member that elected, designated or appointed such Board Member, and any vacancy caused by any such removal or expulsion may be filled by action solely of such Member.

        Section 6.9 Board as Agent.  To the extent of its powers set forth in this Agreement, the Board is the manager of the Company for the purpose of the Company’s business, and the actions of the Board taken in accordance with such powers set forth in this Agreement shall bind the Company.  Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Board, neither a Member nor a Board Member may bind the Company.

        Section 6.10 Officers.  The initial officers of the Company shall be designated by the Board. The additional or successor officers of the Company shall be chosen by the Board and shall consist of at least a President, a Secretary and a Treasurer.  The Board may also choose other officers in its sole discretion.  Any number of offices may be held by the same person.  The salaries, if any, of all officers shall be fixed by or in the manner prescribed by the Board.  The officers of the Company shall hold office until their successors are chosen and qualified.  Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board.  Any vacancy occurring in any office of the Company shall be filled by the Board.

        Section 6.11 Officers as Agents.  The officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board, not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and the actions of the officers taken in accordance with such powers shall bind the Company.

        Section 6.12 Duties of Board, Board Members and Officers.  To the extent that, at law or in equity, the Board, a Board Member or an officer of the Company has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any Member, the Board or such Board Member or officer acting in good faith pursuant to the terms of this Agreement shall not be liable to the Company or to any Member for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Board, a Board Member or an officer otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Board or such Board Member or officer.

Section 6.13 Reliance by Third Parties.  Notwithstanding any other provision of this Agreement, any contract, instrument or action on behalf of the Company by a Member, a Board Member, an officer or any other Person delegated by Board Approval, shall be conclusive evidence in favor of any third party dealing with the Company that such Person has the authority, power and right to execute and deliver such contract or instrument and to take such action on behalf of the Company.  This Section shall not be deemed to limit the liabilities and obligations of such Person to seek Board Approval as set forth in this Agreement.

Section 6.14 Members’ Outside Transactions; Investment Opportunities; Time and Attention.

(a) Each Board Member and officer shall devote such time and effort as is reasonably necessary to diligently administer the activities and affairs of the Company, but shall not be obligated to spend full time or any specific portion of their time on the activities and affairs of the Company.

(b) The investment adviser of CĪON and its Affiliates may manage or administer other investment funds and other accounts with similar or dissimilar mandates, and may be subject to the provisions of the Investment Company Act, including, without limitation, Section 57 thereof, and the Investment Advisers Act of 1940 and the rules, regulations and interpretations thereof, with respect to the allocation of investment opportunities among such other investment funds and other accounts (the “CĪON Allocation Requirements”).  Except for any CĪON Allocation Requirement that may be applicable to the Company, a Member shall not be obligated to offer any investment opportunity, or portion thereof, to the Company.

(c) The investment adviser of Capitala and its Affiliates may manage or administer other investment funds and other accounts with similar or dissimilar mandates, and may be subject to the provisions of the Investment Company Act of 1940, including, without limitation, Section 57 thereof, and the Investment Advisers Act of 1940 and the rules, regulations and interpretations thereof, with respect to the allocation of investment opportunities among such other investment funds and other accounts (the “Capitala Allocation Requirements”).  Except for any Capitala Allocation Requirement that may be applicable to the Company, a Member shall not be obligated to offer any investment opportunity, or portion thereof, to the Company.

(d) Subject to the foregoing provisions of this Section 6.14 and other provisions of this Agreement, each of the Members, Board Members, officers and each of their respective Affiliates and their respective owners, principals, shareholders, members, directors, officers, employees and agents may engage in, invest in, participate in or otherwise enter into other business ventures of any kind, nature and description, individually and with others, including, without limitation, the formation and management of other investment funds with or without the same or similar purposes as the Company, and the ownership of and investment in assets, and neither the Company nor any other Member shall have any right in or to any such activities or the income or profits derived therefrom.  For the avoidance of doubt and notwithstanding anything contained herein to the contrary, the Members acknowledge the fact that each Member and its respective Affiliates invest directly and indirectly with third parties from time to time in all manner of investments and transactions, some of which may be considered competitive with the Company and which investments require time and effort of the staff of the Member and its Affiliates.  In connection therewith, it is expressly agreed that in no event shall it be considered a violation of this Agreement (whether under Section 6.14(a) with respect to time devotion or under any other section herein with respect to investment allocations or otherwise) for a Member or any of its Affiliates or their respective owners, principals, shareholders, members, directors, officers, employees and agents to continue to engage in such investments and transactions nor shall the provisions of this Agreement in any way limit or prohibit any future investments or transactions by a Member or any of its Affiliates (or any of their investment managers or sponsors) or their respective owners, principals, shareholders, members, directors, officers, employees and agents directly or with third parties or in any way constrain the ability of a Member or any of its Affiliates (or any of their investment managers or sponsors) or their respective owners, principals, shareholders, members, directors, officers, employees and agents to manage and invest their assets.

(e) If a Member offers an investment opportunity to the Company and such investment will be completed, the Company shall be entitled to receive an allocation of such Investment in accordance with such Member’s standard allocation policies and procedures.

Section 6.15 Indemnification.

(a) Subject to the limitations and conditions as provided in this Section 6.15, each officer, representative and agent of the Company, each Board Member, each Member and their respective Affiliates and the employees, directors, managers, officers, owners, principals, shareholders, members, partners, representatives and agents (as applicable) of each Board Member, each Member and their respective Affiliates (each, an “Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or arbitrative or in the nature of an alternative dispute resolution in lieu of any of the foregoing (other than any of the foregoing between the two Members, hereinafter a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that such Indemnified Person is or was an officer, representative or agent (as applicable) of the Company, a Board Member, a Member or any of their respective Affiliates or an employee, director, manager, officer, owner, principal, shareholder, member, partner, representative or agent (as applicable) of a Board Member, a Member or any of their respective Affiliates, shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such applicable law permitted the Company to provide prior to such amendment) against all liabilities and expenses (including, without limitation, judgments, penalties (including, without limitation, excise and similar taxes and punitive damages), losses, fines, settlements and reasonable expenses (including, without limitation, reasonable attorneys’ and experts’ fees and expenses)) actually incurred by such Indemnified Person in connection with such Proceeding, appeal, inquiry or investigation (each, a “Harm”), unless such Harm shall have been primarily the result of gross negligence, fraud, bad faith, reckless disregard of its duties or intentional misconduct, or the breach of any material provision of this Agreement or the Administrative Services Agreement by the Indemnified Person seeking indemnification hereunder, in which case such indemnification shall not cover such Harm to the extent resulting from such gross negligence, fraud, bad faith, reckless disregard of its duties or intentional misconduct, or the breach of any material provision of this Agreement or the Administrative Services Agreement.  Indemnification under this Section 6.15 shall continue as to an Indemnified Person who has ceased to serve in the capacity which initially entitled such Indemnified Person to indemnity hereunder.  The rights granted pursuant to this Section 6.15 shall be deemed contract rights, and no amendment, modification or repeal of this Section 6.15 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal. To the fullest extent permitted by law, no individual entitled to indemnification under this Section 6.15 shall be liable to the Company or any Member for any act or omission performed or omitted by or on behalf of the Company; provided, that such act or omission has not been fully adjudicated to constitute gross negligence, fraud, bad faith, reckless disregard of its duties or willful misconduct, or the breach of any material provision of this Agreement or the Administrative Services Agreement.  In addition, any Indemnified Person entitled to indemnification under this Section 6.15 may consult with legal counsel selected with reasonable care and shall incur no liability to the Company or any Member to the extent that such Indemnified Person acted or refrained from acting in good faith in reliance upon the opinion or advice of such counsel and such Indemnified Person provided such counsel all material facts.

(b) The right to indemnification conferred in Section 6.15(a) shall include the right to be paid or reimbursed by the Company for the reasonable expenses incurred by an Indemnified Person entitled to be indemnified under Section 6.15(a) who was, is or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the Indemnified Person’s ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such Indemnified Person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written undertaking by such Indemnified Person to repay all amounts so advanced if it shall be finally adjudicated that such Indemnified Person is not entitled to be indemnified under this Section 6.15 or otherwise.

(c) The right to indemnification and the advancement and payment of expenses conferred in this Section 6.15 shall not be exclusive of any other right that a Member or other Indemnified Person indemnified pursuant to this Section 6.15 may have or hereafter acquire under any law (common or statutory) or provision of this Agreement.

(d) The indemnification rights provided by this Section 6.15 shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of each Indemnified Person indemnified pursuant to this Section 6.15.

Section 6.16 Tax Matters Member.  CĪON shall be the “tax matters partner” of the Company within shall have the meaning of Section 6231(a)(7) of the Code (in such capacity, the “Tax Matters Member”).  The provisions of Section 6.15 shall apply to all actions taken on behalf of the Members by the Tax Matters Member in its capacity as such.  The Tax Matters Member shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the tax matters partner of the Company.  The Tax Matters Member shall have the right to retain professional assistance in respect of any audit of the Company and all reasonable, documented out-of-pocket expenses and fees incurred by the Tax Matters Member on behalf of the Company as Tax Matters Member shall be reimbursed by the Company.  In the event the Tax Matters Member receives notice of a final Company adjustment under Section 6223(a) of the Code, it shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Members on the date such petition is filed, or (ii) mail a written notice to all Members within such period that describes its reasons for determining not to file such a petition.  Each Member shall be a “notice partner” within shall have the meaning of Section 6231(a)(8) of the Code.  For the avoidance of doubt, the Tax Matters Member shall not take any action requiring Prior Board Approval prior to such Prior Board Approval being obtained.

ARTICLE 7
TRANSFERS OF COMPANY INTERESTS; WITHDRAWALS

Section 7.1 Transfers by Members.

(a) The interest of a Member may not be transferred or assigned without Prior Board Approval and may not be pledged or otherwise hypothecated without Prior Board Approval; provided, however, that each Member may pledge, assign or hypothecate its interest to a total return swap counterparty or a senior credit facility provider for such Member in compliance with all applicable securities laws with prior written notice to each other Member.  In addition, other than in accordance with the preceding sentence, the interest of a Member may not be assigned without first offering the other Member a right of first refusal to purchase the interest as set forth in Section 7.1(f).  Notwithstanding the foregoing, without Board Approval or the offering of such right of first refusal, CĪON or Capitala in its capacity as an initial Member may assign its entire interest to an Affiliate of such Member (which may be reassigned in whole but not in part to one or more additional Affiliates of such Member) with prior written notice to each other Member, if CĪON or Capitala (as applicable) in its capacity as the assignor remains liable for its Capital Commitment.  No assignment by a Member shall be binding upon the Company until the Company receives an executed copy of such assignment, which shall be in form and substance reasonably satisfactory to the other Member, and any assignment pursuant to this Section 7.1(a) shall be subject to satisfaction of the conditions set forth in Section 7.1(e).

(b) Any Person which acquires a Company interest by assignment in accordance with the provisions of this Agreement shall be admitted as a substitute Member only upon approval of the non-transferring Member.  The admission of an assignee as a substitute Member shall be conditioned upon the assignee’s written assumption, in form and substance satisfactory to the other Member, of all obligations of the assignor in respect of the assigned interest and execution of an instrument reasonably satisfactory to the other Member whereby such assignee becomes a party to this Agreement.

(c) In the event any Member shall be adjudicated as bankrupt, or in the event of the winding-up or liquidation of a Member, the legal representative of such Member shall, upon written notice to the other Member of the happening of any of such events and satisfaction of the conditions set forth in Section 7.1(e), become an assignee of such Member’s interest, subject to all of the terms of this Agreement as then in effect.

(d) Any assignee of the interest of a Member, irrespective of whether such assignee has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of such assignment to have agreed to be subject to the terms and provisions of this Agreement in the same manner as its assignor.

(e) As additional conditions to the validity of any assignment of a Member’s interest, such assignment shall not:

(i) cause the securities issued by the Company to be required to be registered under the registration provisions of the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(ii) cause the Company to cease to be entitled to the exemption from the definition of an “investment company” pursuant to Section 3(c)(7) of the Investment Company Act of 1940  and the rules and regulations of the SEC thereunder;

(iii) result in the termination of the Company under the Code or in the Company being classified as a “publicly traded partnership” under the Code;

(iv) unless the other Member waives in writing the application of this clause (iv) with respect to such assignment (which the other Member may refuse to do in its absolute discretion), be to a Person which is an ERISA Plan; or

(v) cause the Company or the other Member to be in violation of, or effect an assignment to a Person that is in violation of, applicable Investor Laws.

The non-assigning Member may require reasonable evidence as to the foregoing, including, without limitation, an opinion of counsel reasonably acceptable to the non-assigning Member.  Any purported assignment as to which the conditions set forth in the foregoing clauses (i) through (v) are not satisfied shall be void ab initio.  An assigning Member shall be responsible for all costs and expenses incurred by the Company, including, without limitation, reasonable legal fees and expenses, in connection with any assignment or proposed assignment.

(f) Except for assignments under the proviso of the first sentence or the entire third sentence of Section 7.1(a), each Member hereby unconditionally and irrevocably grants to the other Member or its designee a right of first refusal to purchase all, but not less than all, of any interest in the Company that such assigning Member may propose to assign to another Person, at the same price and on the same terms and conditions as those offered to the prospective assignee.  Each Member proposing to make an assignment that is subject to this Section 7.1(f) must deliver a notice to the other Member not later than thirty (30) days prior to the proposed closing date of such assignment.  Such notice shall contain the material terms and conditions (including, without limitation, price and form of consideration) of the proposed assignment and the identity of the prospective assignee.  To exercise its right of first refusal under this Section 7.1(f), the other Member must deliver a notice to the selling Member within fifteen (15) days of receipt of such notice, stating that it elects to exercise its right of first refusal and, if applicable, providing the identity of any Person that the non-assigning Member designates as the purchaser.

(g) Notwithstanding anything in this Agreement to the contrary, each Member acknowledges and agrees that in the event such Member is entitled to transfer its interest from the Company, prior to the effectiveness of such transfer, such Member shall be obligated to fund such Capital Contributions as may be required under the terms of a TRS or Facility as a result of such transfer; provided, that in no event shall any amounts funded by such Member exceed its uncalled Capital Commitment.

Section 7.2 Withdrawal by Members.

Members may withdraw from the Company only as provided by this Agreement.

(i) Notwithstanding any provision contained herein to the contrary, if a Member shall obtain an opinion of counsel to the effect that, as a result of the other Member’s ownership of an interest in the Company, the Company would be required to register as an investment company under the Investment Company Act of 1940 such other Member shall, upon written notice from such first Member, withdraw from or reduce (in accordance with the provisions of clause (iii) below) its interest in the Company (including its Capital Commitment) to the extent such first Member has determined, based upon such opinion of counsel, to be necessary in order for the Company not to be required to so register.  Each Member shall, upon written request from the other Member, promptly furnish to the other Member such information as the other Member may reasonably request from time to time in order to make a determination pursuant to this Section 7.2(i), but in no event later than ten (10) Business Days after receipt of such request.

(ii) Notwithstanding any provision herein to the contrary, if a Member shall breach such Member’s obligation under the immediately following sentence, or if the other Member shall obtain an opinion of counsel to the effect that any contribution or payment by a Member to the Company would cause the Company or the other Member to be in violation of, or to the effect that such Member is in violation of, the United States Bank Secrecy Act, the United States Money Laundering Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the USA Patriot Act or any other law or regulation to which the Company, a Member, or such Member’s investment in the Company may be subject from time to time (collectively, “Investor Laws”), such Member shall, upon written notice from the other Member, withdraw from the Company in accordance with the provisions of clause (iii) below.  Each Member shall, upon written request from the other Member, promptly furnish to the other Member such information as the other Member may reasonably request from time to time in order to make a determination pursuant to this Section 7.2(ii), but in no event later than ten (10) Business Days after receipt of such request.

(iii) If a Member partially withdraws its interest in the Company pursuant to this Section 7.2, it shall receive, in full payment for such withdrawn interest from first cash and cash equivalents available for distribution pursuant to Article 5, the sum of the portion of the Capital Account attributable to such withdrawn interest (adjusted to reflect the Value of the Company as determined as of the date of the last valuation pursuant to Section 9.5.  If a Member withdraws its entire interest in the Company pursuant to this Section 7.2, then, subject to Section 8.2(b), the Company shall dissolve as provided by Article 8.

(iv) Notwithstanding anything in this Agreement to the contrary, each Member acknowledges and agrees that in the event such Member is entitled to withdraw its interest from the Company, prior to the effectiveness of such withdrawal, such Member shall be obligated to fund such Capital Contributions as may be required under the terms of a TRS or Facility as a result of such withdrawal (taking into account all Capital Contributions already contributed by such Member to the Company with respect to a TRS or Facility); provided, that in no event shall any amounts funded by such Member exceed its uncalled Capital Commitment.

ARTICLE 8
TERM, DISSOLUTION AND LIQUIDATION OF COMPANY

Section 8.1 Term.  Except as provided in Section 8.2, the Company shall continue without dissolution until all Investments (including any applicable TRS) are liquidated by the Company and its Subsidiaries or distributed in kind by the Company and its Subsidiaries to the Members in the manner provided herein.

Section 8.2 Dissolution.

(a) The Company shall be dissolved and its affairs wound up upon the occurrence of any of the following events:

(i) the expiration of the term of the Company determined pursuant to Section 8.1;

(ii) the distribution of all assets of the Company;

(iii) the full withdrawal of a Member of the Company pursuant to Section 7.2, or a bankruptcy, insolvency, dissolution or liquidation of a Member, or the making of an assignment for the benefit of creditors by a Member, or a default under Section 3.3 by a Member which remains uncured or unwaived after the expiration of the cure period set forth in Section 3.3, in each case at the election of the other Member by providing written notice of such election;

(iv) the Average Weighted Market Value Test, or effective following the 120th day after the date hereof, the Minimum Reserve Test is not satisfied on the applicable measurement date and such failure is not waived in writing by each of the Members within thirty (30) days of such measurement date;

(v) a determination by the SEC or CĪON’s auditors to subject CĪON’s participation in the Company to an accounting or reporting treatment or other consequence which CĪON, in its sole discretion, determines to be materially adverse to it, in such case at the election of CĪON by providing written notice of such election to the other Member;

(vi) a determination by the SEC or Capitala’s auditors to subject Capitala’s participation in the Company to an accounting or reporting treatment or other consequence which Capitala, in its sole discretion, determines to be materially adverse to it, in such case at the election of Capitala by providing written notice of such election to the other Member;

(vii) the entry of a decree of judicial dissolution pursuant to the Act, in which event the provisions of Section 8.3, as modified by such decree, shall govern the winding-up of the Company’s affairs; or

(viii) the termination or expiration of the TRS.

(b) Notwithstanding Section 8.2(a), and subject to applicable law, the Company shall not be required to wind up, dissolve or terminate if any such action would cause the Company or any Subsidiary to violate any law or contract applicable to any such Person.

Section 8.3 Wind-Up.

(a) Upon the dissolution of the Company, the Company shall be liquidated in accordance with this Article and the Act.  The liquidation shall be conducted and supervised by the Board in the same manner provided by Article 6 with respect to the operation of the Company during its term; provided, that in the case of a dissolution and winding-up of the Company pursuant to Section 8.2(a)(iii), the Member that elects such dissolution and winding-up may elect further (subject to all of the provisions of this Agreement), by written notice to the other Member, to exercise as liquidating agent all of the rights, powers and authority with respect to the assets and liabilities of the Company in connection with the liquidation of the Company, to the same extent as the Members would have during the term of the Company.

(b) From and after the date on which an event set forth in Section 8.2(a) becomes effective, the Company shall cease to enter into or make Investments after that date, except for Investments permitted pursuant to clauses (ii) through (v) of Valid Company Purposes.  Capital calls against the Capital Commitment of the Members shall cease from and after such effective date; provided, that capital calls against the Capital Commitment of the Members may continue to fund all items in clauses (ii) through (vi) of Valid Company Purposes.  Subject to the foregoing, the Members shall continue to bear an allocable share of Expenses, indemnification amounts payable under this Agreement and other obligations of the Company until all Investments in which the Company participates (including through any applicable Subsidiaries) are repaid or otherwise disposed of in the normal course of the Company’s activities.

(c) Distributions to the Members during the winding-up of the Company shall be made no less frequently than quarterly to the extent consisting of a Member’s allocable share of cash and cash equivalents, after taking into account reasonable reserves deemed appropriate by Board Approval (or in the event of a dissolution and winding-up of the Company pursuant to Section 8.2(a)(iii), by a Member that has elected to act as liquidating agent pursuant to Section 8.3(a)), to fund Investments in which the Company continues to participate, Expenses, indemnification amounts payable under this Agreement, and all other obligations (including, without limitation, contingent obligations) of the Company (each as set forth in the immediately preceding paragraph).  Unless waived by Board Approval, the Company also shall withhold ten percent (10%) of distributions in any calendar year, which withheld amount shall be distributed within sixty (60) days after the completion of the annual audit covering such year.  Except as otherwise provided herein, a Member shall remain a member of the Company until all Investments in which the Company participates are repaid or otherwise disposed of, all equity interests of the Company in each Subsidiary are redeemed or such Subsidiary is dissolved, the Member’s allocable share of all Expenses, indemnification amounts payable under this Agreement, and all other obligations (including, without limitation, contingent obligations) of the Company are paid, and all distributions are made hereunder, at which time the Member shall have no further rights under this Agreement.  Notwithstanding the foregoing, in case of the dissolution and winding-up of the Company, and subject to this Section 8.3, distributions may be made in-kind, or a combination of cash and assets (including any debt or equity held by the Company in any Subsidiary), as the Board or liquidating agent may select in its sole and absolute discretion; provided, that any distribution-in-kind shall not cause a breach by the Company or any Subsidiary of any applicable law or contract.  In the event of any distributions in-kind, the assets to be distributed will be valued pursuant to the valuation procedures set forth herein.

(d) Upon dissolution of the Company, final allocations of all items of Company Profit and Loss shall be made in accordance with Section 4.2.  Upon dissolution of the Company, the assets of the Company shall be applied in the following order of priority:

(i) To creditors (other than Members) in satisfaction of liabilities of the Company (whether by payment or by the making of reasonable provision for payment thereof), including, without limitation, to establish any reasonable reserves which the Board may, in its reasonable judgment, deem necessary or advisable for any contingent, conditional or unmatured liability of the Company and to establish any reasonable reserves with respect to amounts the Company may pay or contribute in connection with Subsidiaries;

(ii) To establish any reserves which the Board may, in its reasonable judgment, deem necessary or advisable for any contingent, conditional or unmatured liability of the Company to Members; and

(iii) The balance, if any, to the Members in accordance with Section 5.1(a).

(e) Notwithstanding the foregoing, upon the occurrence of an event described in Section 8.2(a)(iii), the Member that may elect a dissolution and winding-up may elect alternatively, by written notice to the other Member, to purchase all of the other Member’s interest in the Company.  The purchase price for such interest shall be payable in cash within ninety (90) days after the election to purchase is delivered to the other Member, and shall be equal to the Capital Account of the other Member adjusted to reflect the Value of the Company as determined as of the date of the last valuation pursuant to Section 9.5.  After such purchase, the other Member shall no longer be a member of the Company, and the Member that has elected to purchase the other Member’s interest may dissolve or continue the Company as it may determine.

(f) In the event that an audit or reconciliation relating to the fiscal year in which a Member receives a distribution under this Section 8.3 reveals that such Member received a distribution in excess of that to which such Member was entitled, the Company or the other Member may, in its discretion, seek repayment of such distribution to the extent that such distribution exceeded what was due to such Member.

(g) Each Member shall be furnished with a statement prepared by the Company’s accountant, which shall set forth the assets and liabilities of the Company as at the date of complete liquidation, and each Member’s share thereof.  Upon compliance with the distribution plan set forth in this Section 8.3, the Members shall cease to be such, and either Member may execute, acknowledge and cause to be filed a certificate of cancellation of the Company.

ARTICLE 9
ACCOUNTING, REPORTING AND VALUATION PROVISIONS

Section 9.1 Books and Accounts.

(a) Complete and accurate books and accounts shall be kept and maintained for the Company at its principal office.  Such books and accounts shall be kept on the accrual basis method of accounting and shall include separate Capital Accounts for each Member.  Capital Accounts for financial reporting purposes and for purposes of this Agreement shall be maintained in accordance with Section 4.1, and for U.S. federal income tax purposes the Members shall cause the Administrative Agent to maintain the Members’ Capital Accounts in accordance with the Code and applicable Treasury Regulations and subject to instructions from the Tax Matters Member.  Each Member or its duly authorized representative, at its own expense, shall at all reasonable times and upon reasonable prior written notice to the Administrative Agent have access to, and may inspect, such books and accounts and any other records of the Company for any purpose reasonably related to its interest in the Company.

(b) All funds received by the Company shall be deposited in the name of the Company in such bank account or accounts or with such custodian, and assets owned by the Company may be deposited with such custodian, as may be designated by Board Approval from time to time and withdrawals therefrom shall be made upon such signature or signatures on behalf of the Company as may be designated by Board Approval from time to time.

Section 9.2 Financial Reports; Tax Return.

(a) The Company shall engage an independent certified public accountant selected by the Administrative Agent and approved by Board Approval, which approval shall not be unreasonably withheld, to act as the accountant for the Company and to audit the Company’s books and accounts as of the end of each fiscal year, commencing for the 2015 fiscal year.  As soon as practicable, but no later than ninety (90) days, after the end of such fiscal year, pursuant to the Administrative Services Agreement, the Board shall cause the Administrative Agent to deliver, by any of the methods described in Section 10.7, to each Member and to each former Member who withdrew during such fiscal year:

(i) audited financial statements of the Company as at the end of and for such fiscal year, including a balance sheet and statement of income, together with the report thereon of the Company’s independent certified public accountant, which annual financial statements shall be approved by Prior Board Approval;

(ii) a statement of holdings of assets of the Company, including both the cost and the valuation of such assets as determined pursuant to Section 9.5, and a statement of such Member’s Capital Account;

(iii) to the extent that the requisite information is then available, a Schedule K-1 for such Member with respect to such fiscal year, prepared in accordance with the Code, together with corresponding forms for state income tax purposes, setting forth such Member’s distributive share of Company items of Profit or Loss for such fiscal year and the amount of such Member’s Capital Account at the end of such fiscal year; and

(iv) such other financial information and documents respecting the Company and its business as the Administrative Agent deems appropriate, or as a Member may reasonably require and request, to enable such Member to monitor and evaluate its interest in the Company, to comply with regulatory requirements applicable to it or to prepare its federal and state income tax returns.

(b) Pursuant to the Administrative Services Agreement, the Members shall cause the Administrative Agent to prepare and timely file after the end of each fiscal year of the Company all federal and state income tax returns of the Company for such fiscal year.

(c) Pursuant to the Administrative Services Agreement, as soon as practicable, but in no event later than forty-five (45) days, after the end of each of the first three fiscal quarters of a fiscal year, the Members shall cause the Administrative Agent to prepare and deliver, by any of the methods described in Section 10.7, to each Member (i) unaudited financial information with respect to such Member’s allocable share of Profit or Loss and changes to its Capital Account as of the end of such fiscal quarter and for the portion of the fiscal year then ended, (ii) a statement of holdings of assets of the Company as to which such Member participates, including both the cost and the valuation of such assets as determined pursuant to Section 9.5, and (iii) such other financial information as the Administrative Agent deems appropriate, or as a Member may reasonably require and request, to enable such Member to monitor and evaluate its interest in the Company or to comply with regulatory requirements applicable to it.

Section 9.3 Tax Elections.  The Company may, by Board Approval, but shall not be required to, make any election pursuant to the provisions of Section 754 or 1045 of the Code, or any other election required or permitted to be made by the Company under the Code.

Section 9.4 Confidentiality.

(a) Each Member agrees to maintain the confidentiality of the Company’s records, reports and affairs, and all information and materials furnished to such Member by the Company, any Subsidiary, any other Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent or their respective Affiliates with respect to their respective businesses and activities; each Member agrees not to provide to any other Person copies of any financial statements, tax returns or other records or reports, or other information or materials, provided or made available to such Member; and each Member agrees not to disclose to any other Person any information contained therein (including any information respecting Portfolio Companies), without the express prior written consent of the Member that is the non-disclosing party or, if the Company is the disclosing party, each of the other Members; provided, that each Member may disclose (x) any such information to its investment adviser and investment sub-adviser, or as may be required by law in connection with the filing of its Registration Statement on Form N-2 or other SEC filings and any periodic reports under the Securities Exchange Act of 1934, as amended, (y) the names of borrowers of loans and other investments held by the Company, directly or indirectly through a TRS or otherwise, and summaries of such loan transactions and other investments in any marketing materials (including tombstone ads) in connection with the public offering of such Member’s common shares, and (z) for purposes of any press release or other similar public statements, and subject to Prior Board Approval, (i) the formation, name and purpose of the Company, (ii) the name and participation of each other Member of the Company and (iii) any related quotations or similar statements or communications from one or more officers of such Member; provided, further, that any Member may provide financial statements, tax returns and other information contained therein (i) to its Affiliates and the accountants, internal and external auditors, legal counsel, financial advisors and other fiduciaries and representatives (who may be Affiliates of such Member) of such Member and its Affiliates as long as such Member or its Affiliates instructs such Persons to maintain the confidentiality thereof and not to disclose to any other Person any information contained therein; (ii) to potential transferees of such Member’s Company interest that agree in writing, for the benefit of the Company, to maintain the confidentiality thereof, but only after reasonable advance notice to the Company; (iii) if and to the extent required by law (including judicial or administrative order); provided, that, to the extent legally permissible, the Company is given prior notice to enable it to seek a protective order or similar relief; (iv) to representatives of any governmental regulatory agency or authority with jurisdiction over such Member, or as otherwise may be necessary to comply with regulatory requirements applicable to such Member; (v) as required or advisable to obtain financing directly or indirectly by the Company or by a Subsidiary or as required or permitted to be disclosed under any related offering or transaction documents; and (vi) in order to enforce rights under this Agreement.  Notwithstanding the foregoing, the following shall not be considered confidential information for purposes of this Agreement: (a) information generally known to the public; (b) information obtained by a Member from a third party who is not prohibited from disclosing the information; (c) information in the possession of a Member prior to its disclosure by the Company, a Subsidiary, another Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent or their respective Affiliates; or (d) information which a Member can show by written documentation was developed independently of disclosure by the Company, a Subsidiary, another Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent or their respective Affiliates.  Without limitation to the foregoing, no Member shall engage in the purchase, sale or other trading of securities or derivatives thereof based upon confidential information received from the Company, a Subsidiary, another Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent or their respective Affiliates.

(b) To the extent permitted by applicable law, and notwithstanding the provisions of this Article 9, each of the Company, a Subsidiary, a Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent or any of their respective Affiliates may, in its reasonable discretion, keep confidential from any Member information to the extent such Person reasonably determines that: (i) disclosure of such information to such Member likely would have a material adverse effect upon the Company, a Subsidiary or a Portfolio Company due to an actual or likely conflict of business interests between such Member and one or more other parties or an actual or likely imposition of additional statutory or regulatory constraints upon the Company, a Subsidiary, a Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent, any of their respective Affiliates or a Portfolio Company; or (ii) such Member cannot or will not adequately protect against the improper disclosure of confidential information, the disclosure of which likely would have a material adverse effect upon the Company, a Subsidiary, a Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent, any of their respective Affiliates or a Portfolio Company.  Notwithstanding the foregoing, the Company and each Member shall, and shall cause the Administrative Agent or any of their respective Affiliates to, promptly provide to each Member all relevant information and documents related to any notice or request (whether written or oral) received from any governmental or regulatory agency involving any pending or threatened Proceeding in connection with the activities or operations of the Company.

(c) Each Member: (i) acknowledges that the Company, another Member, CĪON’s investment adviser, CĪON’s investment sub-adviser, Capitala’s investment adviser, the Administrative Agent, its Affiliates, and their respective direct or indirect members, managers, officers, directors and employees are expected to acquire confidential third-party information (e.g., through Portfolio Company directorships held by such Persons or otherwise) that, pursuant to fiduciary, contractual, legal or similar obligations, cannot be disclosed to the Company or the Member; and (ii) agrees that none of such Persons shall be in breach of any duty under this Agreement or the Act as a result of acquiring, holding or failing to disclose such information to the Company or the Member.

Section 9.5 Valuation.

(a) Valuations shall be made as of the end of each fiscal quarter and upon liquidation of the Company pursuant to Section 8.3 in accordance with the following provisions and the Company’s valuation guidelines then in effect (which shall be consistent with CĪON’s valuation policies and procedures then in effect):

(i) Within fifteen (15) days after the date as of which a valuation is to be made (unless such valuation date is a fiscal year-end date, in which case, within thirty (30) days after the date as of which a valuation is to be made), pursuant to policies adopted by Prior Board Approval, the Administrative Agent shall deliver to the Board a report as to the recommended valuation as of such date, and provide the Board with a reasonable opportunity to request information and to provide comments with respect to the report.

(ii) If the recommended valuation as of such date is approved by Prior Board Approval, then the valuation that has been approved shall be final.

(iii) If there is an objection to the recommended valuation by the Board within such 15-day (or 30-day, as applicable) period, then the Administrative Agent shall cause, within thirty (30) days after the date as of which a valuation is to be made (unless such valuation date is a fiscal year-end date, in which case, within forty-five (45) days after the date as of which a valuation is to be made), a valuation of the asset(s) subject to unresolved objection to be made as of such date by an approved valuation expert (if not already made), and shall determine a valuation of such asset(s) consistent with the valuation as of such date by the approved valuation expert, and such valuation shall be final.  For this purpose, a valuation of an asset as of such date shall be considered consistent with a valuation of an approved valuation expert if it is equal to the recommended value or within the recommended range of values determined by the approved valuation expert as of such date.  An approved valuation expert shall mean an independent valuation consultant that either has been approved by Board Approval or has been referenced in a previous valuation report by the Administrative Agent without objection by the Board.

(iv) Liabilities of the Company shall be taken into account at the amounts at which they are carried on the books of the Company, and provision shall be made in accordance with GAAP for contingent or other liabilities not reflected on such books and, in the case of the liquidation of the Company, for the expenses (to be borne by the Company) of the liquidation and winding-up of the Company’s affairs.

(v) No value shall be assigned to the Company name and goodwill or to the office records, files, statistical data, or any similar intangible assets of the Company not normally reflected in the Company’s accounting records.

(b) All valuations shall be made in accordance with the foregoing and shall be final and binding on all Members, absent actual and apparent error.  Valuations of the Company’s assets by independent valuation consultants shall be at the Company’s expense. The fees, costs and expenses incurred in connection with valuations of the Company’s assets shall be Expenses for purposes of this Agreement.

ARTICLE 10
MISCELLANEOUS PROVISIONS

Section 10.1 Power of Attorney.

(a) Each Member irrevocably constitutes and appoints the Administrative Agent as the true and lawful attorney-in-fact of such Member to execute, acknowledge, swear to and file any of the following:

(i) Any certificate or other instrument (A) which may be required to be filed by the Company under the laws of the United States, the State of Delaware, or any other jurisdiction, or (B) which the Administrative Agent shall file in connection with a Valid Company Purpose; provided, that no such certificate or instrument shall have the effect of amending this Agreement other than as permitted hereby;

(ii) Any amendment or modification of any certificate or other instrument referred to in this Section 10.1; and

(iii) Any agreement, document, certificate or other instrument which any Member is required to execute in connection with the termination of such Member’s interest in the Company and the withdrawal of such Member from the Company, or in connection with the reduction of such Member’s interest in the Company, which such Member has failed to execute and deliver within ten days after written request by the Administrative Agent.

    It is expressly acknowledged by each Member that the foregoing power of attorney is coupled with an interest and shall survive death, legal incapacity and assignment by such Member of its interest in the Company; provided, however, that if a Member shall assign all of its interest in the Company and the assignee shall, in accordance with the provisions of this Agreement, become a substitute Member, such power of attorney shall survive such assignment only for the purpose of enabling each attorney-in-fact to execute, acknowledge, swear to and file any and all instruments necessary to effect such substitution.

(b) Each Member agrees to execute, upon five (5) Business Days’ prior written notice, a confirmatory or special power of attorney, containing the substantive provisions of this Section, in form satisfactory to the Administrative Agent.

Section 10.2 Determination of Disputes.  Any dispute or controversy among the Members (other than a suit brought against a Defaulting Member) arising in connection with (i) this Agreement or any amendment hereof, (ii) the breach or alleged breach hereof, (iii) the actions of any of the Members, or (iv) the formation, operation or dissolution and liquidation of the Company, shall be determined and settled by arbitration in New York, New York, by a panel of three members who shall be selected, and such arbitration shall be conducted, in accordance with the commercial rules of the American Arbitration Association.  Any award rendered therein shall be final and binding upon the Members and the Company and judgment upon any such award rendered by said arbitrators may be entered in any court having jurisdiction thereof.  The party or parties against which an award is made shall bear its or their own expenses and those of the prevailing party or parties, including, without limitation, fees and disbursements of attorneys, accountants, and financial experts, and shall bear all arbitration fees and expenses of the arbitrators.

Section 10.3 Certificate of Formation; Other Documents.  The Members hereby approve and ratify the filing of the Certificate of Formation on behalf of the Company.  The Members agree to execute such other instruments and documents as may be required by law or which a Member or the Board deems necessary or appropriate to carry out the intent of this Agreement.  Each Member further agrees to deliver, if requested by the Company for provision to a third-party lender, (i) its most recent financials; (ii) a certificate confirming the remaining amount of its uncalled Capital Commitment; (iii) an investor letter and authority documentation relating to its entry into this Agreement; and (iv) such other instruments as the Company or such lender may reasonably require in order to effect any such borrowings by the Company or any of its Affiliates.

Section 10.4 Force Majeure.  Whenever any act or thing is required of the Company or a Member hereunder to be done within any specified period of time, the Company and the Member shall be entitled to such additional period of time to do such act or thing as shall equal any period of delay resulting from causes beyond the reasonable control of the Company or the Member, including, without limitation, bank holidays and actions of governmental agencies, and excluding, without limitation, economic hardship; provided, that this provision shall not have the effect of relieving the Company or the Member from the obligation to perform any such act or thing.

Section 10.5 Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the internal law of the State of Delaware, without regard to the principles of conflicts of laws thereof.

Section 10.6 Waivers.

(a) No waiver of the provisions hereof shall be valid unless in writing and then only to the extent therein set forth. Any right or remedy of the Members hereunder may be waived by Board Approval, and any such waiver shall be binding on all Members.  Except as specifically herein provided, no failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver on any subsequent occasion.

(b) Except as otherwise provided in this Agreement, any approval or consent of the Members may be given by Board Approval, and any such approval or consent shall be binding on all Members.

Section 10.7 Notices.  All notices, demands, solicitations of consent or approval, and other communications hereunder shall be in writing or by electronic mail (with or without attached PDFs), and shall be sufficiently given if personally delivered or sent by postage prepaid, registered or certified mail, return receipt requested, or sent by electronic mail, overnight courier or facsimile transmission, addressed as follows: if intended for the Company, to the Company’s principal office determined pursuant to Section 2.3; and if intended for any Member, to the address of such Member set forth on the Company’s records, or to such other address as any Member may designate by written notice.  Notices shall be deemed to have been given (i) when personally delivered, (ii) if sent by registered or certified mail, on the earlier of (A) three days after the date on which deposited in the mails or (B) the date on which received, or (iii) if sent by electronic mail, overnight courier or facsimile transmission, on the date on which received; provided, that notices of a change of address shall not be deemed given until the actual receipt thereof.  The provisions of this Section shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

Section 10.8 Construction.

(a) The captions used herein are intended for convenience of reference only and shall not modify or affect in any manner shall have the meaning or interpretation of any of the provisions of this Agreement.

(b) As used herein, the singular shall include the plural (and vice versa), the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

(c) The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d) References in this Agreement to Articles, Sections and Schedules are intended to refer to Articles, Sections and Schedules of this Agreement unless otherwise specifically stated.

(e) Nothing in this Agreement shall be deemed to create any right in or benefit for any creditor of the Company that is not a party hereto, and this Agreement shall not be construed in any respect to be for the benefit of any creditor of the Company that is not a party hereto.

(f) References to any Person includes such Person’s successors (including any successor by merger, consolidation, conversion or acquisition of all or substantially all of such Person’s assets) and assigns; provided, that, if restricted by this Agreement, only if such successors and assigns are permitted hereunder.

(g) Reference to day or days without further qualification means calendar days.

(h) References to any agreement, document or instrument means such agreement, document or instrument, together with all schedules, exhibits and annexes thereto, in each case as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof.

(i) References to any applicable law means such applicable law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any applicable law means that provision of such applicable law from time to time in effect including those constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

(j) The term “including” shall mean “including without limitation.”

Section 10.9 Amendments.

(a) This Agreement may be amended at any time and from time to time by Prior Board Approval and the approval of each Member.

(b) Notwithstanding the foregoing, subject to the conditions to the admission or withdrawal of any Member or change in any Member’s Capital Commitment set forth herein, a Member may amend this Agreement and the Member List at any time and from time to time to reflect the admission or withdrawal of any Member or the change in any Member’s Capital Commitment, as contemplated by this Agreement.

Section 10.10 Legal Counsel.  The Company has engaged Dechert LLP (“Company Counsel”) as legal counsel to the Company.  Company Counsel has previously represented and/or concurrently represents the interests of the Company, CĪON and/or parties related thereto in connection with matters other than the preparation of this Agreement and may represent such Persons in the future.  Each Member: (i) approves Company Counsel’s representation of the Company and CĪON in the preparation of this Agreement; and (ii) acknowledges that Company Counsel has not been engaged by any other Member to protect or represent the interests of such Member vis-à-vis the Company or the preparation of this Agreement, and that actual or potential conflicts of interest may exist among the Members in connection with the preparation of this Agreement.  In addition, each Member: (i) acknowledges the possibility of a future conflict or dispute among Members or between any Member or Members and the Company or the Administrative Agent; and (ii) acknowledges the possibility that, under the laws and ethical rules governing the conduct of attorneys, Company Counsel may be precluded from representing the Company and/or CĪON (or any equity holder thereof) in connection with any such conflict or dispute.  Nothing in this Section 10.10 shall preclude the Company from selecting different legal counsel to represent it at any time in the future and no Member shall be deemed by virtue of this Section 10.10 to have waived its right to object to any conflict of interest relating to matters other than this Agreement or the transactions contemplated herein.

Section 10.11 Execution.  This Agreement may be executed in any number of counterparts and all such counterparts together shall constitute one agreement binding on all Members.

Section 10.12 Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; provided, that this provision shall not be construed to permit any assignment or transfer which is otherwise prohibited hereby.

Section 10.13 Severability.  If any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

Section 10.14 Computation of Time..  In computing any period of time under this Agreement, the day of the act, event, or default from which the designated period of time begins to run shall not be included.  The last day of the period so computed shall be included, unless it is a Saturday, Sunday or legal holiday on which banks in New York or Maryland are closed, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or such a legal holiday.  Any reference to “Business Day” shall refer to any day which is not a Saturday, Sunday or such a legal holiday.  Any references to time of day shall refer to New York time.

Section 10.15 Entire Agreement. This Agreement entered into between the Company and each Member in connection with the Members’ subscription of interests in the Company set forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, memoranda or other writings being merged herein and replaced and being without effect hereon.  No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other agreement have been made to induce any party to enter into this Agreement.

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IN WITNESS WHEREOF, the Members have caused this Agreement to be executed and delivered as of June 24, 2015.

CĪON Investment Corporation

By: /s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-President and Co-CEO

Capitala Finance Corp.

By: /s/ Stephen A. Arnall
      Name: Stephen A. Arnall
      Title: Chief Financial Officer

[Signature Page to Limited Liability Company Agreement]

Schedule A

Management Decisions

1.           Prior Board Approval shall be required for the Company or any Subsidiary that is wholly-owned or otherwise controlled by the Company to do any of the following:

(i) Take any action or decision which results in the investment of any amount (including any additional amount) in an Investment (other than an amount invested pursuant to a binding obligation previously entered into with Prior Board Approval) or the sale, transfer or other disposition of any Investment (other than an amount sold, transferred or otherwise disposed of pursuant to a binding obligation previously entered into with Prior Board Approval);

(ii) Make any material investment or subject the Company, an Alternative Investment Vehicle or a Subsidiary to any material obligation;

(iii)  Modify or waive the terms of any Investment or grant any required approval or consent thereunder either (a) where such approval or consent requires a unanimous vote of lenders or (b) that, if provided by the requisite number or percentage of lenders, would result in or enable any of the following: (1) an extension of additional capital or an extension of or increase in commitments; (2) an amendment or waiver of a financial covenant (including definitions having such effect); (3) an approval of an acquisition which is expected to represent more than 10% of the earnings before interest, taxes, depreciation and amortization of the obligor or issuer; (4) an approval of a sale of assets which represents more than 10% of the earnings before interest, taxes, depreciation and amortization of the obligor or issuer; (5) the incurrence of additional senior debt by the obligor or issuer equal to or greater than 10% of the existing senior commitments or which results in leverage increasing by more than 1 times; or (6) an amendment or waiver of any payment term, including mandatory prepayments; provided, that if the Board cannot agree as to any such material modification or waiver, the Board shall vote in a manner consistent with a majority in interest of the other participants in such Investment (as determined by the Administrative Agent);

(iv) Enter into any transaction with a Member or an Affiliate of a Member (except as permitted by this Agreement);

(v) Issue any securities other than limited liability company membership interests in respect of Capital Contributions in accordance with the Capital Commitments;

(vi) Make short sales of assets or engage in hedging or other derivative or commodities transactions;

(vii) Enter into any TRS or credit facility, directly or indirectly, to leverage the Company’s Investments, or materially modify or waive the terms thereof or make a voluntary prepayment (excluding increases and decreases in borrowings under such facility in the ordinary course that do not impact the commitment amount);

(viii) Guarantee, or otherwise become liable for, the obligations of other Persons, including, without limitation, Portfolio Companies and Alternative Investment Vehicles;

(ix) Replace the Administrative Agent for the Company, or materially modify or waive the terms of the Administrative Services Agreement;

(x) Approve a sub-administration agreement, or materially modify or waive the terms of a sub-administration agreement;

(xi) Engage and/or replace the independent certified public accounting firm for the Company, or materially modify or waive the terms of such engagement;

(xii) Engage and/or replace other service providers who shall provide services significant to the Company’s business and negotiate, materially modify or waive the terms of their engagement;

(xiii) Admit a substitute or new Member or approve a transfer or pledge of an interest in the Company in accordance with Article 7, except as provided otherwise herein, including pursuant to Section 7.1(a);

(xiv) Modify or waive any material provision of this Agreement;

(xv) Make or withdraw, or cause the Tax Matters Member to make or withdraw, any tax elections;

(xvi) Make non-mandatory accounting determinations that materially affect reported results of operations, balance sheet items or changes in cash flows of the Company;

(xvii) Approve or change the valuation process or procedures to be implemented by the Administrative Agent, including the selection of third-party service providers;

(xviii) Accept valuations of any assets or liabilities of the Company;

(xix) Approve the participation by the Administrative Agent on behalf of the Company on creditors’ committees and any decisions or votes by the Administrative Agent on such committees that would have a material impact on, or result in a material modification to, the Investment;

(xx) Change the name or principal office, or open additional offices;

(xxi) File for bankruptcy;

(xxii) Commence or settle any material claims or litigation;

(xxiii) Distribute Investments in kind (excluding cash and cash equivalents); and

(xxiv) Without duplication of the foregoing, take any action or decision which pursuant to any provision of this Agreement expressly requires Prior Board Approval.

2.           Subject to Section 1 of this Schedule A for matters requiring Prior Board Approval, the Administrative Agent, the Board and each Member may, in the name and on behalf of the Company, do all things which they deem necessary, advisable or appropriate to make investment opportunities available to the Company, to carry out and implement matters approved by Prior Board Approval or Board Approval, and to administer the activities of the Company consistent with the decisions of the Board, including:

(i) Execute and deliver all agreements, amendments and other documents and exercise and perform all rights and obligations with respect to any Person in which the Company holds an interest, including Subsidiaries, Alternative Investment Vehicles and other investment and financing vehicles in carrying out and implementing matters approved by Prior Board Approval or Board Approval;

(ii) Bring to the attention of the Board such opportunities as such Member deems appropriate for the purchase, acquisition, transfer and disposition of Investments, and execute and deliver all agreements, amendments and other documents and exercise and perform of all rights and obligations with respect thereto;

(iii) Execute and deliver all agreements, amendments and other documents and exercise and perform all rights and obligations with respect to TRSs or credit facilities in carrying out and implementing matters approved by Prior Board Approval or Board Approval;

(iv) Execute and deliver other agreements, amendments and other documents and exercise and perform all rights and obligations with respect to matters approved by Prior Board Approval or Board Approval, or which are necessary, advisable or appropriate for the administration of the Company; and

(v) Take any and all other acts delegated to such Member by this Agreement or by Board Approval.

Schedule B

Initial Capital Contributions

CĪON Initial Capital Contributions

Asset	Value
Cash	$40,000,000
Other	$0

Total	$40,000,000

Capitala Initial Capital Contributions

Asset	Value
Cash	$10,000,000
Other	$0

Total	$10,000,000

Schedule C

Member Capital Commitments

Member	% of Total Capital Commitments	Capital Commitment
CĪON Investment Corporation	80%	$40,000,000
Capitala Finance Corp.	20%	$10,000,000
Total	100%	$50,000,000